UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

K-TRONIK INTERNATIONAL CORP.
(Name of Small Business Issuer in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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K-TRONIK INTERNATIONAL CORP.
290 Vincent Avenue, 3rd Floor
Hackensack, New Jersey
Tel: 888 458-7664 Fax: 877 258-7664

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 1, 2004

Notice is hereby given that the Annual General Meeting of shareholders of K-Tronik International Corp., a Nevada corporation (the “Company”) will be held on April 1, 2004, at the offices of Eiger Technology, Inc., Suite 602 – 330 Bay Street, Toronto, Ontario, M5H 2S8 at 10:00am for the following purposes:

1.
To elect the following three (3) nominees as Directors of the Company until the next Annual Meeting of shareholders or until their respective successors shall be elected and qualified: Robert Kim, Gerry Racicot, Jason Moretto;

2.
To approve the appointment of BDO Seidman, LLP as the Company’s independent auditors for the present fiscal year and succeeding years and empower the Board of Directors to appoint successors to BDO Seidman, LLP if they choose to do so;

3.	To accept the financial statements of the Company for the previous fiscal year as presented at the meeting;
4.	To ratify the acts of the Board of Directors in the past year; and
5.	To consider any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on February 9, 2004 are entitled to vote at the meeting or any postponement or adjournment thereof.

Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company’s Annual Report for its most recently concluded fiscal year is enclosed.

By order of the Board of Directors
February 9, 2004
/s/ Robert Kim
Robert Kim, President

PROXY STATEMENT

K-TRONIK INTERNATIONAL CORP.
290 Vincent Avenue, 3rd Floor
Hackensack, New Jersey
Tel: 888 458-7664 Fax: 877 258-7664

This Proxy Statement is furnished to shareholders at the discretion and on behalf of the Board of Directors of K-Tronik International Corp., a Nevada corporation (the “Company”), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held at the offices of Eiger Technology, Inc. at Suite 602 – 330 Bay Street, Toronto, Ontario, M5H 2S8 at 10:00am on April 1, 2004. The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favour of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

Shareholder proposals must be submitted to the Company not later than March 15, 2004, in order to be included in those matters considered at the next Annual Meeting of this Company to be held on April 1, 2004. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or before March 1, 2004.

VOTING SECURITIES

The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on February 9, 2004. On such date, the Company had issued and outstanding 22,573,886 shares of $0.00001 par value common stock. Each share is entitled to one vote per share on any matter which may properly come before the meeting and there shall be no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Pursuant to applicable state law, there are no dissenter’s or appraisal rights relating to the matters to be voted.

All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favour of all proposals, it is anticipated that all proposals will pass.

STOCK OWNERSHIP

The following table sets forth information regarding the beneficial ownership of shares of the Company’s common stock as of February 9, 2004 (22,573,886 shares issued and outstanding) by (i) all shareholder’s known to the Company to be beneficial owners of more than 5% of the outstanding Common Stock; (ii) each director; and (iii) all officers and directors of the Company as a group. Except as may be otherwise indicated in the footnotes to the table, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)	Percent of Class
Common Stock	Eiger Technology, Inc. c/o Suite 602 – 330 Bay Street Toronto, Ontario M5H 2S8 (2)	14,309,600	63.4%
Common Stock	Robert Kim 1360 Hamburg TPK #704 Wayne, NJ 07470	6,714,286	29.7%
Common Stock	Jason Moretto 146 Arista Gate Vaughan, Ontario L4L 9H7	None (2)	0%
Common Stock	Kenneth Edwards 211 Fairview Place Morris Plains, NJ 07950	None	0%
Common Stock	JK Lee 2178 Ellery Ave. Fort Lee, NJ 07024	None	0%
Common Stock	Gerry Racicot 345691 Quaker Street Box 1041 Norwich, Ontario, Canada N0J 1P0	None (2)	0%
Common Stock	Shares of all directors and Executive Officers as a group (6 people)	21,023,886	93.1%

(1)	Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.
(2)
The common stock held by Eiger Technology, Inc. is registered in the name of its wholly owned subsidiary, ETIFF Holdings, LLC. Gerry Racicot is the President of Eiger Technology, Inc. and Jason Moretto is the CFO of Eiger Technology, Inc. and as such, may be expected to exercise control over those shares of common stock beneficially owned by Eiger Technology, Inc.

ELECTION OF DIRECTORS
EXECUTIVE OFFICERS

The Company’s Board of Directors is currently composed of three members. The Company’s Bylaws provide that Directors are to serve only until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The Directors and Executive Officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a) Officers and Directors.

Gerry Racicot, Director

Gerry Racicot, age 53, in addition to being a director of the Company, is director and President of Eiger Technology, Inc. Eiger Technology, Inc., of which K-Tronik N.A. was an operating subsidiary until the closing of the K-Tronik N.A. Agreement, is a diverse manufacturer and distributor of a number of products in the technology and commercial lighting industries. Eiger Technology Inc. is listed for trading on the Toronto Stock Exchange and its shares are also posted for trading through the facilities of the NASD’s OTCBB. Gerry Racicot was, from 1988 to 2001, President of ADH Custom Metal Fabricators Inc. and Vision Unlimited Equipment Inc., companies which manufactured and distributed various lighting and other products. ADH Custom Metal Fabricators Inc. listed on the TSX Exchange as “Newlook Industries Corp.” in May of 2002.

Robert Kim, President and Director

Robert Kim, age 46, in addition to being President and Treasurer of the Company, is President and CEO of K-Tronik N.A. Mr. Kim began work in the lighting and energy management industry in 1990. He was the founding President of Daewoo America’s subsidiary, King Tech, which in its first year produced sales exceeding $15 million. Mr. Kim also worked with GoldStar Electronic Ballast Corporation from 1993 until he founded K-Tronik Industries, Inc. (a predecessor company of K-Tronik N.A.) in 1995.

Jason Moretto, Director

Jason Moretto, age 34, has been a director of the Company since January 1, 2004 when he replaced Keith Attoe, former CFO of Eiger Technology, Inc., as a director of the

Company. Mr. Moretto has been employed by Eiger Technology, Inc. since March of 2003 and is presently its CFO, a position to which he was appointed on January 1, 2004. Mr. Moretto was previously employed by BMO Nesbitt Burns, Toronto, Ontario from September of 1997 to February of 2003.

Ken Edwards, CFO

Kenneth Edwards, has been the Chief Financial Officer of K-Tronik N.A. since November of 2002. Prior to that, he was a Senior Manager with BDO Seidman, LLP from November 2000 to November 2002 and Chief Financial Officer of Menudirect Corporation from December 1997 to August 2000. Mr. Edwards is a CPA.

J.K. Lee, Corporate Secretary

J.K Lee, in addition to being Corporate Secretary of the Company, is the controller of K- Tronik N.A. Before joining K-Tronik N.A. Inc., he worked for Nara Travel as a principal accountant from 1998 to 2000 in Toronto, Canada. Mr. Lee joined K-Tronik in 2000 as an accounting manager.

(b) Certain Relationships and Related Transactions

Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

(1) Other Business Activities

Certain of the officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its officers and directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The officers and directors of the Company are accountable to it and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company’s affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

(c) Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain officers and persons holding 10% or more of the Company’s common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company’s common stock with the Securities and Exchange Commission. The Company is unaware that any required reports were not timely filed.

(d) Committees of the Board of Directors.

The Company does not currently have standing audit, nominating, and compensation committees.

(e) Meetings of the Board of Directors.

During the last fiscal year (ended September 30, 2003), the total number of meetings of the Board of Directors which were held is none. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.

EXECUTIVE COMPENSATION

Save and except as described below, none of the officers and directors compensation exceeded $100,000 for the last fiscal year (12 months ending September 30, 2003). All officers and directors will be reimbursed for expenses incurred on behalf of the Company including director expenses pertaining to attendance at meetings. It is anticipated that additional management will be hired as the Company develops and revenue is generated. The salaries paid to new employees will be consistent with the salaries of others in similar positions in the industry.

Summary Compensation Table

Name and principal position (a)	Year (b)	Annual Compensation			Long-term compensation
		Salary ($) (c)	Bonus ($) (d)	Other annual compensation ($) (e)	Awards		Payouts	All other compensation ($) (i)
					Restricted stock award(s) ($) (f)	Securities underlying options/SARs (#) (g)	LTIP payouts ($) (h)
Robert Kim, (1) President & Director	2003 2002	180,000 180,000	309 0	0 0	0 0	0 0	0 0	0 0
Gerry Racicot, Director	2003 2002	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Jason Moretto, Director	2003 2002	0 0	0 0	0 0	0 0	0 0	0 0	0 0
Ken Edwards, CFO	2003 2002	59,250 0	0 0	0 0	0 0	0 0	0 0	0 0
Jang Kun Lee, Secretary	2003 2002	40,000 33,000	233 0	0 0	0 0	0 0	0 0	0 0

(b) To date, no options have been granted.

(c) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the corporation in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the corporation or any of its subsidiaries.

(d) No remuneration is proposed to be paid in the future directly or indirectly by the corporation to any officer or director under any plan which is presently existing.

INDEPENDENT PUBLIC ACCOUNTANTS

(a) Ratification of Accountants.

BDO Seidman, LLP of Hackensack, New Jersey issued the report for the Company’s audited financial statements for the fiscal year ended September 30, 2003. The Board of Directors has approved by resolution a proposal to retain BDO Seidman, LLP for the present fiscal year and succeeding fiscal years. The Board of Directors of the Company recommends a vote FOR the retention of BDO Seidman, LLP and further to empower the Board of Directors, at their sole discretion, to appoint successors to BDO Seidman, LLP if the Board of Directors wishes to do so.

Representatives of BDO Seidman, LLP are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

OTHER BUSINESS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
February 9, 2004

/s/ Robert Kim
Robert Kim, President

P R O X Y
K-TRONIK INTERNATIONAL CORP.
Annual Meeting of Shareholders To Be Held April 1, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Gerry Racicot as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholder of K-Tronik International Corp. (the “Company”) to be held on April 1, 2004, as designated below, all of the common stock of the Company held of record by the undersigned on February 9, 2004 at Suite 602 – 330 Bay Street, Toronto, Ontario M5H 2S8, at 10:00am for matters that properly may come before the meeting or any adjournment thereof including the following matters:

1.        ELECTION OF DIRECTORS (circle one):

FOR	WITHHOLD AUTHORITY
all nominees listed below	to vote for all nominees listed below

Robert Kim

Gerry Racicot

Jason Moretto

2.        TO APPROVE THE SELECTION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT AND SUCCEEDING FISCAL YEARS AND EMPOWER THE BOARD OF DIRECTORS TO APPOINT SUCCESSORS TO BDO SEIDMAN, LLP IF THEY WISH TO DO SO (circle one).

FOR	AGAINST	ABSTAIN

3.        TO ACCEPT THE FINANCIAL STATEMENTS OF THE COMPANY FOR ITS PRECEDING FISCAL YEAR AS PRESENTED TO THE MEETING (circle one).

FOR	AGAINST	ABSTAIN

4.        TO ADOPT AND RATIFY THE ACTS OF THE DIRECTORS IN THE PAST YEAR (circle one).

FOR	AGAINST	ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of K-Tronik International Corp. to be held on April 1, 2004 and the Proxy Statement of such meeting.

Dated:_____________, 2004	______________________________
(Print Name of Shareholder)
______________________________
(Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.